UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2012

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2012, TGGT Holdings, LLC (“TGGT”), a 50% indirectly owned joint venture of EXCO Resources, Inc. (“EXCO”), entered into a First Amendment to Credit Agreement (the “Amendment”), effective as of January 25, 2012, by and among TGGT, TGG Pipeline, Ltd. and Talco Midstream Assets, Ltd., as borrowers, TGGT GP Holdings, LLC and certain subsidiaries of borrowers, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities LLC, as sole book runner and co-lead arranger, Wells Fargo Securities, LLC, Bank of America, N.A., BMO Harris Financing, Inc., Royal Bank of Canada, Morgan Stanley Senior Funding, Inc., UBS Loan Finance LLC and The Royal Bank of Scotland plc, as co-lead arrangers, and the lenders named therein.

The Amendment amends that certain Credit Agreement, dated as of January 31, 2011 (the “Credit Agreement”) to, among other things, (i) increase the borrowing base from $500.0 million to $600.0 million, (ii) allow for the issuance and refinancing of unsecured senior note indebtedness under certain conditions and (iii) require TGGT to maintain a maximum leverage ratio of total debt to EBITDA of not greater than 5.00 to 1.00 subject to an increase of not greater than 5.50 to 1.00 for (a) any period ended in a fiscal quarter (and the next three succeeding fiscal quarters) where a permitted acquisition occurs for which the cash consideration paid by the borrower exceeds $50.0 million or (b) any period ended in a fiscal quarter where unsecured senior note indebtedness is outstanding; provided, that the ratio of secured debt to EBITDA on the last day of such quarter is not greater than 4.00 to 1.00.

The Amendment also contains customary non-financial covenants related to the issuance and refinancing of unsecured senior note indebtedness. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated January 25, 2012, by and among TGGT Holdings, LLC, TGG Pipeline, Ltd. and Talco Midstream Assets, Ltd. as Borrowers, TGGT GP Holdings, LLC and certain subsidiaries of Borrowers, as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, as Sole Bookrunner and Co-Lead Arranger, Wells Fargo Securities, LLC, Bank of America, N.A., BMO Harris Financing, Inc., Royal Bank of Canada, Morgan Stanley Senior Funding, Inc., UBS Loan Finance LLC and The Royal Bank of Scotland plc, as Co-Lead Arrangers, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

EXCO RESOURCES, INC.

Date: January 31, 2012	By:	/s/ J. Douglas Ramsey, Ph.D.
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President – Finance

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated January 25, 2012, by and among TGGT Holdings, LLC, TGG Pipeline, Ltd. and Talco Midstream Assets, Ltd. as Borrowers, TGGT GP Holdings, LLC and certain subsidiaries of Borrowers, as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, as Sole Bookrunner and Co-Lead Arranger, Wells Fargo Securities, LLC, Bank of America, N.A., BMO Harris Financing, Inc., Royal Bank of Canada, Morgan Stanley Senior Funding, Inc., UBS Loan Finance LLC and The Royal Bank of Scotland plc, as Co-Lead Arrangers, and the lenders party thereto.

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